                              CRANE REALTY SERVICES

                              SHOPPING CENTER LEASE
                              ---------------------

         THIS LEASE is made this 25th day of January 1995 by and between Robert Crane, Receiver under Case #713942, State of California, Superior Court, County of Orange ("Lessor") and Leonard Liebrand, Dba; Futon World ("Lessee").

                             BASIC LEASE PROVISIONS
                             ----------------------

         The words and figures set forth in paragraphs A to M, inclusive, are part of this Lease and relate to the numbered artic1es which follow:

         A. Premises.
            ---------

         The Premises shall consist of that certain area indicated on Exhibit "A", attached hereto and made a part hereof, consisting of approximately 3,392 square feet of Ground Floor Area plus approximately 877 square feet of Mezzanine Floor Area for an approximate Total Floor Area of 4,269 square feet, located on real property and within that certain Shopping Center commonly known as TUSTIN FREEWAY CENTER and located at 14061 Newport Avenue, Suite A, Tustin, CA 92680 ("Building and/or Property"). (See Article 1)

         B. Permitted Use of the Premises.
            ------------------------------

         Exclusive sale of Futon furniture along with the non-exclusive sale of other related furnishings. (See Article 2)

         C. Term.
            -----

         The term shall be for Sixty (60) months (See Article 3)

         D. Commencement Date. February 1, 1995
            ------------------

         Expiration Date. The last day of the month of January 2000. (See
Article 4)

         E. Annual Basic Rent.
            ------------------

         $42,000.00 ($3,500.00 per month). (See Article 5)

         F. Rental Adjustments. (See Rider No. 1)
            -------------------

         G. Percentage Rent. Intentionally Omitted from Lease.
            ----------------

         H. Security Deposit.
            -----------------

         $5,609.00. Transferred and assigned from that Lease dated June 15, 1992 by and between DEV IX/TUSTIN FREEWAY CENTER ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, as Landlord and Len Liebrand, as Tenant. (See Article 8)

                                                                             /s/
                                                                             /s/

         I. Lessor's Address for Notices and Payments.
            ------------------------------------------

         Crane Realty Services
         2201 Dupont Drive, Suite 850
         Irvine, CA 92715C9998
         (714) 261-7007 Fax (714) 261-8703
(See Article 60)

         J. Lessee's Address for Notices.
            -----------------------------

            Leonard Liebrand
            Futon World
            14061 Newport Avenue, Suite A
            Tustin, CA 92680
            (714)-________ or (714) 666-2880 Fax (714) 666-2882
(See Article 60)

         K. Broker.
            -------

         Crane Realty Services represents both the Lessor and Lessee in this transaction and both parties agree thereto. (See Article 62)

         L. Exhibits.
            ---------

         The following exhibits are attached hereto and made a part hereof:

               Exhibit "A" - Premises Location
               Exhibit "B" - Tustin Freeway Master Sign Program
               Exhibit "C" - Rules & Regulations
               Exhibit "D" - Lessee Improvements

         M. Riders.
            -------

         The following Riders are attached hereto and made a part hereof:

               Rider Nos. 1 - 6
               Rider No. 1 - Increases in Basic Rental
               Rider No. 2 - ADA Disclosure
               Rider No. 3 - Hazardous Waste
               Rider No. 4 - Exclusive Use
               Rider No. 5 - Option To Lease
               Rider No. 6 - Early Lease Termination
               Guarantee of Lease

                                                                             /s/
                                                                             /s/

This Lease is subject to the terms, covenants and conditions herein set forth, and Lessor and Lessee covenant to perform their respective obligations under this Lease.

Article 1 - Premises.
---------------------

     Lessor does hereby lease to Lessee and Lessee hereby leases from Lessor that certain building space more particularly defined in Paragraph A of the Basic Lease Provisions and referred to in this Lease as the "Premises" and which are located in the Shopping Center (herein called the "Building and/or Property"). The location of the Premises is outlined on the Plot Plan attached hereto as Exhibit "A" and hereby incorporated herein by reference (it being understood, however, that such Plot Plan does not constitute a representation of the measurement of the Premises, and/or Building and/or Property). Lessee agrees that Lessor may, at any time and from time to time, and additional. property and improvements to the Shopping Center and that the uses and locations of the building and parking areas shown on Exhibit "A" are subject to change, as is hereinafter provided.

Article 2 - Use.
----------------

     Lessee shall use the Premises for the specific use set forth in Paragraph B of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose.

Article 3 - Term.
-----------------

     The Lease shall be for the number of years, months and/or days set forth in Paragraph C of the Basic Lease Provisions from and after the Commencement Date.

Article 4 - Commencement Date and Expiration Date
-------------------------------------------------

     Commencement Date shall be the date upon which it is presently estimated that the Premises will be ready for Lessee's use pursuant to this Lease, as set forth in paragraph D of the Basic Lease Provisions. If Lessor cannot deliver possession of said Premises to Lessee at the Commencement Date, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damages resulting therefrom; provided, however, that if the described Premises are rot available for Lessee's occupancy within ninety (90) days after the Commencement Date, Lessee may terminate this Lease. In the event that Lessor shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrections, war or other reasonable like nature not the fault of Lessor, then any such delay in the delivery of possession of the subject Premises shall be excused for the period of said delay, and the above-mentioned ninety (90) day period shall be extended for a period equivalent to the period of such delay. If Lessee is not in any way responsible for such delay, then all rent hereunder shall be abated during the period between commencement of said term and the time when said Premises are substantially complete and Lessor delivers possession of the Premises to Lessee. There shall be no abatement of rent if Lessor is delayed in delivering possession of the Premises to Lessee due to Lessee's failure to comply with any and all of the terms, conditions or provisions contained hereafter, or if Lessor is delayed in delivering possession of the Premises to Lessee due to any act or omission of Lessee. Notwithstanding anything hereinabove to the contrary, it is understood and agreed that no such delay shall extend the term of this Lease beyond the Expiration Date set forth in paragraph D of the Basic Lease Provisions.

Article 5 - Rental.
-------------------

     Lessee shall pay to Lessor Annual Basic Rent for the Premises in the amount set forth in paragraph E of the Basic Lease Provisions, subject to adjustment as provided in Article 6 hereof. Said Annual Basic Rent shall be paid in advance on or before the first day of each and every calendar month during the term hereof in the amount per month set forth in paragraph E of the Basic Lease Provisions. If the Commencement Date is other than the first day of a calendar month, the rent payable hereunder shall be prorated for such partial month. All payments requiring proration shall be prorated on the basis of a thirty (30) day month.

     Any amounts payable by lessee to Lessor under this Lease in addition to the above-described basic rent shall be deemed additional rent, regardless of whether any such additional amounts are specifically designated as "additional rent". However, any such additional amounts shall be deemed additional rent solely for the purpose of clarifying that if Lessee fails to timely pay any such additional amounts to Lessor, then Lessor shall have the same rights with respect to such failure as it has with respect to any failure by Lessee to timely pay basic rent.

     Said rent shall be paid to Lessor without reduction or set-off, in lawful money of the United States of America, to Lessor or its agent at the address set forth in paragraph I of the Basic Lease Provisions, or to such other person or at such other place as Lessor may from time to time designate in writing.



                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Article 6 - Adjustment to Minimum Rent ( See Rider No. 1)
--------------------------------------

THIS SECTION IS CROSSED OUT AND DELETED

Article 7 - Percentage Rent
---------------------------

THIS SECTION IS CROSSED OUT AND DELETED



                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Article 8 - Security Deposit.
-----------------------------

     Lessee has deposited with Lessor the sum set forth in Paragraph H of the Basic Lease Provisions. Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Lessor nay (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall, within five (5) days after written demand therefor,, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a default under this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) within ten (10) days fol1owing expiration of the lease term. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

Article 9 - Additional Charges.
-------------------------------

     REAL PROPERTY TAXES. (a) Lessee agrees to pay, as additional rent, all real property taxes and assessments levied or assessed upon the Premises and the underlying real property and all improvements thereon during the term hereof. Any tax or assessment relating to a fiscal period, a part of which is not included within the term of this Lease, shall be prorated so Lessee shall pay only that portion thereof which relates to the tax periods included within the term of this Lease. In the event that said real property taxes and assessments are not separately levied or assessed against the Premises and the underlying land, Lessor shall prorate the real property taxes and assessments levied or assessed against either the Shopping Center or any smaller tax parcel in which the Premises are situated, at Lessor's sole discretion, to the Premises in any reasonable manner. An allocation based upon a proration or information obtained from the County Assessor, or upon construction costs, or an allocation based upon the ratio that the total floor area within the Premises bears to the total floor area within the relevant tax parcel or parcels, as to that portion of such tax or assessment allocable to building improvements, and based on the ratio between the number of square feet of floor area within the Premises to the number of square feet of land area covered by the relevant tax statement or statements, as to that portion of such tax or assessment allocable to land, exclusive of building improvements, or any combination thereof, shall be cleared to be a reasonable allocation for the purposes of this Article.

     Lessee agrees to pay, as additional rent, any tax or excise on rent or other tax, however described, that is levied or assessed by the State of California, or any political subdivision thereof, against Lessor on account of or measured by the rentals and/or other charges payable to Lessor hereunder. If this lease is a sublease, Lessee further agrees to pay, as additional rent, Lessee's pro rata share of any such tax or excise on rent or other tax paid by Lessor based on the rental and other charges payable by Lessor, based on the ratio between the floor area in the Premises to the floor area in the Shopping Center, or the portion thereof demised to Lessor. If, under the laws of the State of California, or any political subdivision thereof, at any tine during the term hereof, the methods of taxation shall be altered so as to impose in lieu of current methods for the assessment and taxation of real property, in whole or in part, taxes based on other standards or in lieu of any increase therein, such tax shall be deemed to be a real property tax and assessment levied or assessed upon the Premises and the underlying real property for the purposes of this Lease. Nothing contained in this Section shall obligate Lessee to pay any net income, inheritance, estate, gift or transfer tax which nay be assessed or levied against Lessor. Lessee shall make the payments required by this Article directly to Lessor pursuant to Article 9 (e) below.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

     (b) INSURANCE. Lessee agrees to pay, as additional rent, Lessee's pro rata share of all insurance premiums paid by Lessor for or with respect to the building and improvements with which the Premises are insured. Said insurance shall include all insurance premiums for public liability and property damage insurance and for fire and extended coverage insurance (which shall include, if avai1able from Lessor's insurer, a waiver of subrogation in favor of Lessee) and rental loss and vandalism and malicious mischief endorsements and any other insurance or endorsements that Lessor deems necessary on or with respect to the use and occupancy of the Premises and such other buildings for Lessor's benefit. Said insurance premiums for the purposes of this Article shall be reasonably apportioned to the Premises in accordance with the total floor area of the Premises as it relates to the total floor area of the building or buildings with which the Premises are insured. Lessee shall make the payments required by this Article directly to Lessor pursuant to Article 9 (e) below.

     (c) COMMON AREA EXPENSES. Lessee agrees to pay, as additional rent, Lessee's pro rata share of the following costs:

     (1) All real estate taxes including assessments and all insurance costs with respect to and all costs to maintain, manage, repair, and replace the common areas of the Shopping Center, including, but not limited to, restriping, lighting costs, police and fire protection (but Lessor shall not be required to provide or be responsible for police or fire protection), all utility costs, landscaping, gardening, sweeping and cleaning, real property management fees and charges, depreciation or rental of equipment, sound and music systems, if any, and personnel used in such operation. The term common areas as used herein shall mean those portions of the Shopping Center which have at the time in question been designated and improved for common use by or for the benefit of more than one tenant or occupant of the Shopping Center, including, without limitation, parking areas, landscaped areas, access and perimeter roads, truck passage ways and loading platforms, driveways, service corridors and stairways, sidewalks, elevators, directory equipment, washrooms, drinking fountains, and like areas so designated by Lessor.

     (2) All costs to supervise and administer the common areas, including labor, payroll and taxes. Said costs shall include such fees as nay be paid to a third party in connection with same and shall in any event include a fee to Lessor to supervise and administer same in an amount equal to fifteen percent (15%) of the total costs of (1) above.

     (3) Any parking charges, utilities surcharges, regulatory fees or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises.

     Lessee's pro rata share of the above costs shall be based upon the ratio between Lessee's floor area and the total floor area from time to tine constructed and occupied within the Shopping Center. Lessee shall make the payments required by this Article directly to Lessor pursuant to Article 9 (e) below.

     (d) EXTERIOR BUILDING MAINTENANCE. Lessee agrees to pay, as additional rent, Lessee's pro rata portion of all costs incurred by Lessor pursuant to
Article 9(e) below for painting and maintaining the exterior of the building within which the Premises are situated (the "Building") including roof repairs, based on the ratio that the floor area within the Premises bears to the total floor area of the Shopping Center. Lessee shall make the payments required by this Article directly to Lessor pursuant to Article 9 (e) below.

     (e) Payment of Additional Charges. Upon the commencement of the lease term, Lessor shall submit to Lessee a statement of the anticipated charges described in Sections 9 (a) through 9 (d) above (hereinafter collectively referred to as "Adjustments") and of Lessee's pro rata share thereof for the period between such commencement and the following January and Lessee shall pay such charges, based upon such estimate, monthly in advance, in equal monthly payments, concurrently with the payment of minimum rent. Lessee shall continue to make said monthly payments until notified by Lessor of a change thereof. Lessor may, at any time, increase or decrease such estimated monthly payments in the event that Lessor reasonably determines that such estimated payments are incorrect or the percentage to be allocated to Lessee is adjusted.

     By April 1 of each year Lessor shall endeavor to give Lessee a statement showing the total Adjustments for the prior calendar year and Lessee's allocable share thereof, prorated from the commencement of rental. In the event the total of the monthly payments which Lessee has made for the prior calendar year be less than the Lessee's actual share of such Adjustments than Lessee shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Lessor and shall concurrently pay one-twelfth (1/12) of such difference for each monthly payment theretofore made in the then calendar year and the amount of monthly payments which are then calculated as monthly Adjustments based on the prior year's experience nay be appropriately adjusted by Lessor. Any overpayment by Lessee shall be credited towards the monthly Adjustments next coming due. The actual Adjustments for the prior year shall be used for purposes of calculating the anticipated monthly Adjustments for the then year with actual determination of such Adjustments after each calendar year as above provided; excepting


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/
that in any year in which resurfacing or repainting of building exterior is contemplated Lessor shall be permitted to include the anticipated cost of same as part of the estimated monthly Adjustments. Even though the term has expired and Lessee had vacated the Premises, when the final determination is made of Lessee's share of said Adjustments for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Lessor to Lessee.

     (f) FLOOR AREA. The term "Floor Area" as used herein means the actual number of square feet of floor space (exclusive of any space on mezzanines, in basements or on exterior balconies unless used for the sale or display of merchandise) within the exterior faces of building walls and measured from the center of common walls, but excluding any such space (i) not intended by Lessor for the exclusive occupancy by lessees, (ii) outside sales areas whether or not roofed and/or exposed, (iii) truck ramps and/or docks, trash storage and compaction areas, box and bottle yards, whether or not roofed and/or enclosed, and (iv) space within any kiosk building. For the purpose of making any proration or allocation to be made under this Article 9, Lessor nay conclusively assume that the floor area of the Premises is the estimated floor area specified in Paragraph A of the Basic Lease Provisions.

     (g) EXCLUSIONS. In the event and to the extent that any lessee in the Shopping Center or any owner of any portion of the Shopping Center pays any Adjustment with respect to that portion of the Shopping Center leased or owned by such party, rather than an allocable share of any Adjustment, Lessor may, in such event and to such extent, exclude the square footage of floor leased or owned by such party for the purposes of computing Adjustments pursuant to this
Article 9. Lessor may, at Lessor's option, specially allocate parking lot lighting charges to Lessees of the Shopping Center including Lessee, remaining open after operating hours for the parking lot established by Lessor, on any reasonable basis.

Article 10 - Uses Prohibited.
-----------------------------

     Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon any building within the Shopping Center or any of its contents, or cause a cancellation of any insurance policy covering any such building or any part thereof or any of its contents, without the consent of Lessor and the amount of such increase, if any, shall be paid by Lessee to Lessor upon demand. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Shopping Center or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall rot commit or allow to be committed any waste in or upon the Premises.

Article 11 - Compliance with Law
--------------------------------

     Lessee shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances arid governmental rules, regulations or requirements now in farce or which any hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes to related to or affected by Lessee's improvements, acts or use of the Premises. The judgement of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Lessor and Lessee. Lessee has made its own investigation as to the governmental laws, rules arid regulations applicable to the Premises and/or to the uses to be made of the Premises by Lessee and agrees that Lessor is to have no responsibility in connection therewith. Lessee shall pay all license fees, levies or other governmental charges assessed or imposed by law or ordinances upon the Premises and/or Lessee's business.

Article 12 - Alterations and Additions.
---------------------------------------

     Lessee shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof including without limitation, any change in the appearance or color of Lessee's store front, without the written consent of Lessor first had and obtained. Any alterations, additions or improvements to or of said Premises, including but not limited to, wall covering, paneling, air conditioning and heating equipment, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once became a part of the realty and belong to the Lessor and shall be surrendered with the Premises. In the event Lessor consents to the making of any alterations, additions or improvements to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense. Upon the expiration or sooner termination of the terms hereof, Lessee shall, upon written demand by Lessor, given at least thirty (30) days prior to end of the term, at Lessee's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Lessee,

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/
designated by Lessor to be removed, and Lessee shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal. At least fifteen (15) days prior to the commencement of any work or construction of any alterations, additions, replacements or substantial repairs in or about the Premises, Lessee shall notify Lessor and/or any party designated by Lessor to receive such notice in writing of the intended work and expected data of commencement thereof, and shall, for and an behalf of Lessor, prepare and post such notices of nonresponsibility and other similar notices as are permitted by 1aw. Lessor may also post any such notices for itself and any other party or parties entitled to the protection afforded by virtue of any such notice. Any work performed by Lessee to or upon the Premises pursuant to this Article shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications with. respect thereto, which shall be approved in writing by Lessor before the commencement of work. All such work must be done in good and workmanlike manner strictly in accordance with the laws and ordinances relating thereto. In performing any such work, Lessee shall rot obstruct the access to the premises of any other Lessees in the Shopping Center.

     Lessor reserves the right to alter and/or remodel the roof, exterior walls including canopy, sign can and parapet of the Premises and/or the sidewalks adjacent to the Premises in connection with any exterior remodeling of the building of which the Premises are a portion, at Lessor's sole cost and expense; and in such event, to require that Lessee alter and/or replace its exterior building sign with a new sign approved by Lessor.

Article 13 - Repairs.
---------------------

     (a) LESSEE'S REPAIRS. By entry hereunder, Lessee shall be deemed to have accepted the Premises, including without limitation the hearing and air conditioning system as being in good, sanitary order, condition and repair. Lessee shall, at Lessee's sole cost and expense, keep the Premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Lessor's obligations) including without limitation, the maintenance, replacement and repair of any storefront, doors, window casements, glazing, hearing and air-conditioning system (when there is an air-conditioning system, Lessee shall obtain and maintain in full force and effect at all times during the term of this lease a service contract for repairs amid maintenance of said system, said maintenance contract shall conform to the requirements under the warranty, if any, on said system and shall be in a form approved and with a company designated by lessor, unless Lessor elects to obtain such a contract, in which event the cost of such contract shall be included as an Adjustment under
Article 9 - upon request, Lessee shall deposit with Lessor reasonably satisfactory evidence that any such contract to be maintained by Lessee has been obtained by Lessee and then is in full force and effect, including without limitation, a copy of such contract), plumbing pipes, electrical wiring and conduits. Lessee shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Lessor in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Lessee excepted. Lessee shall also sweep and maintain in a neat and sightly condition the sidewalks adjacent to the Premises and any exterior trash enclosure provided for Lessee's use. Any damage to adjacent premises caused by Lessee's use of the Premises shall be repaired at the sole cost and expense of Lessee. Lessee hereby waives any right to make repairs at the expense of Lessor pursuant to Section 1942 of the Civil Code of the State of California and all rights provided for by Section 1941 of said Civil Code.

     (b) LESSORS REPAIRS. Notwithstanding the provision of Article 13 (a) hereinabove, Lessor shall repair and maintain the structural portions of the Building, and the exterior walls (except Lessee's store front) and roof of the Building, provided that in the event such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Lessee, its agents, servants, employees, invitees, or any damage caused by breaking and entering into the Premises, Lessee shall pay to Lessor the reasonable cost of such maintenance and repairs. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Lessor by Lessee, which period shall not be less than thirty (30) days. Except as provided in Article 26 hereof, there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interfere with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     (c) LIENS. Lessee shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, material furnished or obligations incurred or to have been incurred by or under Lessee. Lessor may require, at Lessor's sole option, that Lessee provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an equal to one and one-half (1-1/2) tines the estimated cost of any improvements, additions, or alterations in the Premises which the Lessee desires to make1, issued by a surety satisfactory to Lessor, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of such work.



                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Article 14 - Assignment and Subletting.
---------------------------------------

     (a) LESSOR'S CONSENT REQUIRED. Lessee shall not, either voluntarily or by operation of law, assign, sell, encumber, p1edge or otherwise transfer all or any part of Lessee's leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Lessee or Lessee's employees or sublet the Premises or any portion thereof, without Lessor's prior written consent in each instance. Consent by Lessor to the or more assignments of this Lease or to one or more sublettings of the Premises shall not operate to exhaust Lessor's rights under this Paragraph. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation hereof shall not work a merger, and shall at the option of Lessor, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Lessor of such subleases or subtenancies. If Lessee is a corporation which, under the then current guidelines published by the Commissioner of the Corporations of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this Article. Lessee agrees to reimburse Lessor for Lessor's reasonable accounting and attorney's fees incurred in connection with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Lessee's interest in and to the Premises, together with a minimum fixed fee equal to the greater of FIVE HUNDRED DOLLARS ($500.00) or one-half (1/2) of the then minimum monthly rent.

     (b) REQUEST FOR CONSENT. If Lessee desires at any tine to assign this lease or to sublet tie Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee or assignee's business to be carried on in the Premises; (iii) the proposed sublease or assignment and all of the contracts, instruments and agreements relating to the proposed sublease or assignment; and (iv) such reasonable financial and other information as Lessor any request concerning the proposed sublessee or assignee.

     (c) LESSOR'S RIGHTS. At any tine within thirty (30) days after Lessor's receipt of the information specified in Article 14 (b) above, Lessor may by written notice to Lessee elect to (i) consent to the subletting or assignment upon the terms and to the sublessee or assignee proposed; (ii) refuse to give its consent; (iii) sublease the Premises or the portion thereof so proposed to be subleased by Lessee or take an assignment of Lessee's leasehold estate hereunder upon the same terms (excluding terms relating to the use of Lessee's name or the continuation of Lessee's business) as those offered to the proposed sublessee or assignee, as the case may be; or (iv) terminate this Lease effective as of the date such proposed assignment or sublease would have become effective, but not more than sixty (60) days nor less than thirty (30) days following Lessor's receipt of such information, in its entirety, in the case of an assignment, or as to the portion (including all) of the Premises so proposed to be subleased, with a proportionate abatement in the rent payable hereunder effective upon the last to occur of (1) the date that Lessee installs a partition wall separating such portion of the Premises proposed to be subleased and the ba1ance of the Premises satisfying Lessor's reasonable requirements for such work, which work shall be so completed by Lessee within sixty (60) days of such election by Lessor, or (2) the effective date of such termination, in the case of a sublease. Lessee agrees that Lessor nay refuse to consent to any proposed assignment for any reason or reasons deemed sufficient by Lessor without regard to any objective standard of reasonableness and may consent to a proposed assignment subject to such conditions as Lessor, in its sole discretion, deems appropriate, including without limitation the requirement that the assignees assume in writing the obligations of Lessee under this Lease. If Lessor does not elect alternative (iii) or (iv) above following Lessee's request that Lessor consent to a sublease, Lessor's consent to any such proposed sublease shall not unreasonably be withheld. In the event this Lease is terminated pursuant to this article, the rents and other charges payable hereunder shall be prorated and paid to and from the date of such termination. If lessor consents to such assignment or subletting, Lessee nay, within ninety
(90) days after the date of Lessor's consent, enter into a valid assignment or subletting, of the Premises or portion thereof upon the terms and conditions described in the information required to be furnished by Lessee to Lessor pursuant to Article 14 (b) above, or under other terms not more favorable to Lessee; provided, however, that any material change in such terms shall be subject to Lessor's consent as provided in this Article 14. Failure of Lessor to exercise any option set forth in clauses (i) through (iv) above within such thirty (30) day period shall be deemed refusal of Lessor to consent to the proposed subletting or assignment.

     (d) NO RELEASE. No subletting or assignment, even with the consent of Lessor,, shall relieve Lessee of its obligations to pay the rent and to perform all of the other obligations to be performed by Lessee hereunder. The acceptance by Lessor of any payment due hereunder from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any assignment or subletting.

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

     (e) PAYMENTS BY LESSEE. In the event Lessor consents to a sublease, Leases shall pay Lessor the excess if any, of the rent reserved in such sublease over the allocable portion of the rent for that portion of the Premises subject to such sublease, as determined by Lessor, in any reasonable manner For the purposes of this Article, the rent reserved in such sublease shall be deemed to include any lump sum payment or other consideration given to Lessee in consideration for such sublease. Lessee shall, pay this additional rent together with the monthly installments of rent due hereunder, in advance, based upon such excess sublease rental payable during each calendar month. In the event that any assignment, sublease or other occupancy proposed by Lessee would result in the Shopping Center, or any portion thereof other than the Premises, being reassessed by the County Assessor at a higher full cash value than would otherwise be permissible under Article XIII-A of the California Constitution, Lessor may also condition its consent thereto upon Lessee and the proposed assignee, sublessee or occupant agreeing to pay that portion of the ad valorem tax levied or assessed against the Shopping Center from and after and resulting from such reassessment and higher full cash value.

     (f) SUBLEASE RENTALS. If a default under this Lease should occur while the Premises or any portion thereof are then subleased, Lessor, in addition to any other remedies provided herein or by law or in equity, may at its option have a receiver appointed to collect, or itself collect, directly from the sublessee under which sublease all rent or other consideration then due or becoming due to Lessee from such sublessee and apply such rent or other consideration against any sums due to Lessor by Lessee hereunder; and Lessee hereby authorizes and directs any such sublessee to make such payments of rent or other consideration directly to Lessor upon receipt of notice from Lessor. For this purpose, Lessor has authorized and empowered, on behalf of Lessee, to endorse the name of Lessee upon any check, draft or other instrument payable to Lessee evidencing payment of such rent or other consideration and to receive and apply the proceeds therefrom in accordance with the terms hereof. No direct collection by Lessor from any such sublessee shall be construed to constitute a novation or a release of Lessee or any guarantor of Lessee from the further performance of its obligations under or in connection with this Lease. Lessor shall not be liable to Lessee for any failure or inability to collect such rents or other charges from any such sublessee.

Article 15- Hold Harmless.
--------------------------

     Lessee shall indemnify and hold harmless Lessor against and from and hereby waives any claims against and agrees that Lessor shall not be liable for any and all claims, demands, liabilities and/or obligations arising from the use or occupancy of the Premises by or under Lessee or from the conduct of Lessee's business or from any activity, work, or other things done, permitted or suffered by the Lessee in or about the Premises or from any state or condition of the Premises or the adjacent sidewalks, and shall further indemnify and hold harmless Lessor against and from any and all claims, demands, liabilities and/or obligations arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or negligence of the Lessee, or any officer, agent, employee, guest, or invites of Lessee, and from all, costs, attorney's fees, and liabilities incurred in or about the defense thereof or any action or proceeding brought thereon and in any case any action or proceeding be brought against Lessor by reason thereof, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonable satisfactory to Lessor. Lessee as a material part of the consideration to Lessor hereby assigns all risk of damage to property or injury to persons in, upon or about due Premises, from any cause other than Lessor's active negligence, and Lessee hereby waives all claims in respect thereof against Lessor.

     Lessor or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the active negligence of the Lessor, its agents, servants or employees. Lessor or its agent shall not be liable for interference with the light, air, or for any latent defect in the Premises. Lessee shall give prompt notice to Lessor in case of casualty or accidents in the Premises.



Article 16 - Insurance.
-----------------------

     (a) LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any Liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $500,000.00 for injury or death of one person in any one accident or occurrence and in the amount of not less than $1,000,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $50,000.00. The limit of any such insurance shall not, however, limit the liability of the Lessee hereunder. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Lessor may carry and shall provide for payment of loss to Lessor notwithstanding any act or negligence of Lessee which might otherwise result in forfeiture of said insurance.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Not more frequently than each three (3) years, if in the opinion of Lessor's lender or of the insurance broker retained by Lessor, the amount of public liability and property damage insurance coverage required by this Article at that time is not adequate, Lessee shall increase the insurance coverage as required or recommended by elder Lessor's Lender or Lessor's insurance broker.

     (b) PROPERTY INSURANCE. Lessee agrees to procure and maintain fire and extended coverage insurance in an amount equal to at least ninety percent (90%) of the replacement cost of Lessee's fixtures, signs, equipment and personal property located in, on or about the Premises. Lessee shall procure an appropriate clause in or an endorsement on any such policy of insurance pursuant to which the insurance company waives subrogation or consents to a waiver of the right of recovery against Lessor, and Lessee does hereby agree that it shall not make any claim against or seek to recover from Lessor any loss or damage to its property or the property of others, resulting from any hazard insured against by such policy.

     (c) INSURANCE POLICIES. All Insurance to be obtained by Lessee pursuant to this Article 16 shall be provided by Companies rated A-15 or better in "Best's Insurance Guide", or, in the event Best's Insurance Guide", is no longer published,, any comparable rating in any similar guide selected by Lessor. Lessee shall deliver to Lessor copies of the insurance policies required by this Article or certificates evidencing the existence and amount of such insurance with loss payable clause satisfactory to Lessor. No policy shall be cancellable or subject to reduction of coverage without thirty (30) days' prior notice to Lessor, and each such certificate shall so provide. On or before ten (10) days' prior to the expiration of any such insurance policy, Lessee will deliver to Lessor written notification in the form of a receipt or other similar document from the applicable insurance company that said policy has been renewed, or deliver certificates of coverage or the policies from another insurance company to evidence such coverage.

Article l7 - Utilities.
-----------------------

     Lessee shall pay, as additional rent, for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are rot separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. Lessee shall. also pay for trash removal services provided to the Premises, unless such services are provided to the Shopping Center as a whole and the cost of such service included as an Adjustment.

Article 18 - Personal Property Taxes.
-------------------------------------

     Lessee shall pay, or cause to be paid, before de1inquency any and all taxes levied or assessed and which become payable during the during the term hereof upon all Lessee's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of the Lessee's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

Article 19 - Rules and Regulations.
-----------------------------------

     Lessee shall faithfully observe and comply with such reasonable rules and regulations that Lessor may from time to time promulgate and/or modify relating to the use and operation of the Shopping Center and/or any adjustment properties which Lessor may from time to time make available for use by Lessee and/or the protection of the improvements upon such properties. The rules and regulations shall be binding upon Lessee upon delivery of a copy of then to Lessee. Lessor shall not be responsible to Lessee for the nonperformance of any said rules and regulations by any other lessees or occupants. Such rules arid regulations shall apply and be enforced as to all lessees in the Shopping Center on a uniform basis.

Article 20 - Holding Over.
--------------------------

     If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly minimum rent increased by fifty percent (50%), plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy, which tenancy shall be terminable by Lessor upon ten
(10) days' notice. Should Lessee hold over the Premises without the express written consent of Lessor, Lessee shall indemnify and hold Lessor harmless from loss or liability resulting from such holding over, including, without limitation, any claims made by any succeeding lessee.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Article 21 - Entry by Lessor.
-----------------------------

     Lessor reserves, and shall at any and all times have, the right for itself and its designees to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or lessees, to post notices of nonresponsibility, to repair the Premises and any portion of the Building that Lessor may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures there reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or improvements to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all tines have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Lessee except for any failure to exercise due care for Lessee's property an any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof.

Article 22 - Lessee's Default.
------------------------------

      The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee.

     (a) The vacating or abandonment of the Premises by Lessee.

     (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Lessor to Lessee.

     (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in (a) or (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

     (d) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have lessee adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of petition filed against Lessee, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, there possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged in thirty (30) days.

Article 23 - Remedies in Default.
---------------------------------

     In the event of any such default or breach by Lessee, Lessor may at any tine thereafter, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor any have by reason of such default or breach:

     (a) Immediately terminate Lessee's right to possession of the Premises, and repossess the same by summary proceedings or other appropriate action, and Lessor shall thereupon be entitled to receive from Lessee all damages specified in California Civil Code Section 1951.2(a), including (1) the worth at the tine of award of the unpaid rent which had been earned at the time of termination (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; (3) the worth at the tine of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (4) any other amount necessary to compensate Lessor for all the detriment approximately by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. All of such damages to the extent specified in
Section 1951.2(b) shall be computed by allowing interest at the rate of ten (10%) per annum; or


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

     (b) Continue this Lease in effect without terminating Lessee's right to possession even though Lessee has breached this Lease and abandoned the Premises and to enforce all, of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease; provided, however, that Lessor may at any time thereafter elect to terminate this Lease for such breach by modifying Lessee in writing that Lessee's right to possession of the Premises has been terminated; or

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California.

     Lessor's failure to take advantage of any default or breach of covenant on the part of Lessee shall not be or be construed to be a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this Lease he construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee of any term, covenant or condition hereof, or to exercise any rights given him on account of any such default. A waiver of a particular breach, or default, shall not be deemed to be a waiver of the same or any subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any term, covenant or condition of this Lease or breach thereof.

     For the purposes of this Article 23, the term "rent: shall be deemed to be the minimum rent and all other sums required to be paid by Lessee pursuant to the terms of this Lease, including, without limitation, percentage rent and Adjustments. In computing damages or rental due under this Lease, the value of percentage rent for any period subsequent to the termination of this Lease or of Lessee's right of possession shall be an amount per year equal to one-third (1/3) of the total percentage rent paid by Lessee for the last three (3) full lease years immediately preceding such termination and if less than three (3) full years have lapsed, such value shall be an amount per year equal to the average yearly percentage rent theretofore paid by Lessee.

     The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation of this Lease, shall, at Lessor's option, either not result in a merger and shall operate as an assignment to Lessor of any and all subleases made by Lessee, or shall terminate all such existing subleases.

Artic1e 24 - Default by Lessor.
-------------------------------

     Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable rime, but in no event later than thirty
(30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have therefore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Lessee have the right to terminate this Lease as a result of Lessor's default and Lessee's remedies shall be limited to damages and/or an injunction.

Article 25 - Cure of Lessee's Default.
--------------------------------------

     Should Lessee fail to pay and discharge, when due and payable any lien or claim for labor or materials employed or used in, or any claim for labor or materials employed or used in, or any claim for damages arising out of the repair, alteration, maintenance and use of the Premises, or should Lessee fail to provide or evidence the provision of any insurance policy as required by this Lease, or should Lessee fail to fully pay or perform any sun to be paid or any covenant or agreement to be performed by Lessee, as provided for in this Lease, after ten (10) days' written notice from Lessor, then Lessor may, at its option and without waiving or releasing Lessee from any of Lessee's obligation hereunder, pay any such Lien, claim, or charge, or settle or discharge any action therefore or satisfy any judgement thereon, or obtain any such insurance, or pay any such sum or perform any such covenant or agreement. All costs, expenses and other sums incurred or paid by Lessor in connection therewith, together with interest at the rate of ten percent (10%) per annum on such costs, expenses, and sums from the date incurred or paid by Lessor, shall be deemed to be additional rent hereunder and shall be paid by Lessee with and at the same time as the next installment of minimum rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

Article 26 - Reconstruction.
----------------------------

     In the event that the Premises, or any portion thereof, shall be damaged by fire, explosion, windstorm or any other casualty, then Lessor shall repair such damage (other than damage to glass, which shall be the responsibility of Lessee as rapidly as reasonably possible, allowing sufficient time for Lessor to settle with any applicable insurer, and Lessee shall be entitled to an equitable abatement of the fixed minimum rent, based upon the extent to which the damage and Lessor's making of such repairs shall interfere with the business carried on by Lessee in the Premises, unless Lessor shall establish that such damage was occasioned by the negligence of Lessee, its agents or employees.

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

     If by reason of fire or casualty damage to buildings in the Shopping Center, any Lessee or other occupant occupying more than ten thousand (10,000) square feet of building area in the Shopping Center cancels its lease or abandons its premises, then Lessor nay cancel this Lease by giving written notice to Lessee within sixty (60) days after said Lessee or occupant occupying use then ten thousand (10,000) square feet of building area cancels its lease or abandons its premises.

     Notwithstanding any other provision of this Article to the contrary, if the Premises shall be damaged by any casualty which Lessor is otherwise obligated to repair, and such damage shall be to the extent of more than twenty-five percent (25%) of the value of the Premises at the tine of such damage, or should such damage occur during the last twelve (12) months of the term of this lease, or should such damage be caused by a casualty not covered by standard fire and extended coverage insurance and any other insurance carried by Lessor pursuant to Article 9 and should Lessee, not elect to repair such uninsured damage at Lessee's sole cost and expense, then Lessor may, in any of such events, at its election notice to Lessee given within ninety (90) days after such damage, terminate this Lease effective as of the date of the giving of such notice.

     Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures or other personal property of Lessee. All insurance proceeds except those allocable to these items, shall be paid to Lessor.

     During the period of any restoration and repair of casualty damage by Lessor, Lessee agrees to continue the operation of its business on the Premises to the extent reasonably practical and to forthwith replace or fully repair all exterior signs, trade fixtures, equipment display cases or other installations originally installed by Lessee.

Article 27- Eminent Domain.
---------------------------

     If more than twenty percent (20%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty
(60) days after said taking, to terminate this lease upon thirty (30) days' written notice. If this Lease is not terminated by reason of any taking or appropriation under the power of eminent domain, this Lease shall terminate as to the portion of the Premises taken or appropriated and Lessor, to the extent of any severance damages available to Lessor, shall repair and restore the remaining portions of the Premises and the mini nun rent thereafter to be paid shall be equitably relived following the completion of such restoration and repair by Lessor. Lessor shall be entitled to any and all awards and/or settlement which may be given and Lessee shall have no claims against Lessor for the value of any unexpired term of this Lease, except that Lessee shall be entitled to that portion of any such award, if any, allocated to the taking of or damage to Lessee's fixtures and equipment. If, by reason of any exercise of the power of eminent domain, any Lessee or occupant occupying more than ten thousand (10,000) square feet of building area in the Shopping Center cancels its lease or abandons its premises, then Lessor may cancel this lease by giving written notice to the Lessee within sixty (60) days after said Lessee or after said Lessee or occupant occupying more than ten thousand (10,000) square feet of building area cancels, its lease or abandons its premises.

Article 28 - Lessee's Statement.
--------------------------------

     Lessee shall at any tine and from time to time upon not less than three (3) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder or specifying such default if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property or leasehold estate of which the Premises are a part.

Article 29 - Parking and Common Areas.
-------------------------------------

     Lessee, for the use and benefit of Lessee, its agents, employees, customers, licensees and sublessees, shall have the nonexclusive right in common with Lessor and others authorized by Lessor to use the portion of the Shopping Center from time to tine established by Lessor as common and parking areas during the term of this Lease for ingress, egress and automobile parking; provided that the condemnation or other taking, restriction or regulation by any public authority, or sale in lieu of condemnation, of any or all, of such parking areas shall rot constitute a violation of this covenant. Lessor reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking and common area or areas from that shown on the attached Exhibit "A" and to redesignate such parking and common areas as building area or such building areas as parking and common areas; provided, however, that anything to the contrary notwithstanding contained in this sentence, said common and parking area or areas shall, subject to governmental action, at all tines provide at least three parking spaces for each one thousand (1,000) square feet of floor area.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

     Lessee shall also have the right to use such parking areas, driveways and traffic ailes for ingress, egress and parking purposes as Lessor may from tine to time provide for Lessee's use, in common with others, upon, over and across property adjacent to the Shopping Center, provided that Lessor reserves the right to regulate, restrict, alter and/or terminate, in whole or in part, such right, at any time during the term of this Lease.

     Lessor shall keep the automobile parking and common areas within the Shopping Center in a neat, clean and orderly condition, and shall repair any damage to the facilities thereof, but all expenses in connection with said automobile parking and common areas shall be charged and prorated in the manner as set forth in Article 9 (c) hereof. Lessor shall not be liable for any interference with Lessee's business resulting from Lessors maintenance, repair, alteration and/or reconstruction of the automobile parking and common areas.

     Lessee, in the use of said common and parking areas, agrees to comply with such reasonable rules, regulations and charges for parking as the Lessor may adopt from time to time for the orderly and proper operation of said common and parking area. Such rules may include but shall not be limited to the following:
(1) The restricting of employee parking to a limited, designated area or areas or the prohibition of employee parking within the Shopping Center, (2) the regulation of the removal, storage and disposal of Lessee's refuse and other rubbish; (3) the access routes and hours for delivery to the Premises by trucks and trailer; and (4) the restriction of designated areas for drive-through banking, savings, restaurant or other drive-through facilities, promotional and/or seasonal sales activities and/or loading, trash and other storage areas, whether or not such storage areas are roofed and/or enclosed. All common and parking areas shall be subject to the exclusive control and management of Lessor or such other persons or nominees as Lessor may designate to exercise such management or control, in whole or in part, in Lessor's place and stead. If requested by Lessor, Lessee will furnish Lessor with license numbers of the vehicles of Lessee and its concessionaires and their respective officers, agents and employees. If Lessee or its concessionaires or their respective employees fail to park their cars in designated parking areas, then Lessor may charge Lessee TEN DOLLARS ($10,00) per day for each day or partial day per car parked in any areas other than those designated; provided, however, Lessor agrees to give Lessee written notice of the first violation of this provision and Lessee shall have two (2) days thereafter within which to cause the violation to be discontinued; and if not discontinued within said two (2) day period then the TEN DOLLAR ($10.00) per day fine shall commence. After notice of such first violation, no prior notice of any subsequent violation shall be required. All amounts due under the provisions of this Paragraph shall be payable by Lessee within ten (10) days after demand therefor as additional rent hereunder. Lessee hereby authorizes Lessor to tow away from the Shopping Center any car or cars belonging to Lessee, its employees or its concessionaires or their respective employees, and/or to attach violation stickers or notices to such cars.

     Lessor shall have the right to close, if necessary, all or any portion of the common areas to such extent as any in the opinion of Lessor, or Lessor's counsel, be Legally necessary to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; to close temporarily all or any portion of the common areas to discourage noncustomer use; to use portions of the common areas while engaged in making improvements or repairs or alterations to the Shopping Center, an to do and perform such other acts in, to, and with respect to, the common areas as in the use of good business judgement Lessor shall determine to be appropriate for the Shopping Center.

     Lessee shall not cause or permit distribution in or at approaches to common areas of handbills, circulars, advertisements or papers, or other matters which if discarded would tend to litter such areas, and Lessee shall not discard sweeping in the parking or common areas but will dispose of the same in refuse cans or other appropriate containers. In no event shall Lessee park or permit to be parked within the common area or the streets adjacent to the Shopping Center, cars, truck or other vehicles for advertising purposes which display or employ advertising devises.

     In the event that any party other than Lessor is required to maintain the automobile parking and common areas within the Shopping Center, or any portion thereof, pursuant to any written agreement or instrument, Lessor shall not be deemed to be in default hereunder and Lessee shall rot be permitted to pursue any remedy under this Lease or at law or in equity for any failure of such party to maintain the automobile parking and common areas within the Shopping Center, or any portion thereof, required to be maintained by such party, provided that Lessor agrees to take reasonable action to enforce its remedies under any such agreement or instrument to perform or to require that such maintenance be performed within any reasonable period of time after Lessor shall receive written notification from Lessee that such maintenance is not being performed.

Article 30 - Signs. ( See Exhibit "B")
-------------------

     Lessee shall obtain necessary permits and install an exterior building sign on the Premises satisfying Lessor's requirements at a location designated by Lessor prior to the commencement of the term of this Lease. Except for said sign, Lessee shall not affix or maintain upon the exterior of the Premises,


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/
including glass panes and supports of show windows and doors, any signs, advertising plackets, names insignias, trademarks, descriptive material or any other such like item or items except such as shall have first received the written approval of Lessor as to size, type, color, location, copy, nature and display qualities. Anything to the contrary in this Lease notwithstanding, Lessee shall not affix any sign to or otherwise use or penetrate the roof of the Premises nor install any exterior plumbing fixtures, shade or awning, nor make any exterior decoration or painting or change to the store front of the Premises.

Article 31 - Displays - Lights.
-------------------------------

     Lessee may not display or sell merchandise or allow grocery carts, vending machines, or other similar devices within the control of Lessee to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Lessee further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts. Lessee shall maintain all show windows in the Premises in a neat, clean and sightly condition and shall keep Lessee's windows and exterior marquee lights on during such nighttime hours as Lessor may from time to time designate.

Article 32 - Auctions.
----------------------

     Lessee shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy other insolvency proceeding.

Article 33 - Hours of Business.
-------------------------------

     Subject to the provisions of Article 26 hereof, Lessee shall continuously during the entire term hereof conduct and carry on Lessee's business in the Premises and shall keep the Premises open for business and cause Lessee's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the County in which the Premises are located to be open for business; provided, however, that this provision shall not apply if the Premises should be closed and the business of Lessee temporarily discontinued therein on account of strikes, lockouts or similar causes beyond the reasonable control of Lessee or closed for not more than three (3) days out of respect to the memory of any deceased officer or employee of Lessee, or the relative of any such officer or employee. Lessee shall keep the Premises adequately stocked with merchandise, and with sufficient sales personnel to care for the patronage, and to conduct said business in accordance with sound business practice.

     In the event of breach by Lessee of any of the conditions in this Article contained, Lessor shall have, in addition to any and all remedies herein provided, the right at its option to collect not only the minimum rent herein provided, but additional rent at the rate of one thirtieth (1/30) of the minimum rent herein provided for each and every day that Lessee shall fail to conduct its business as herein provided; said additional rent shall be deemed to be in lieu of any percentage rent that might have been earned during such period of Lessee's failure to conduct its business as herein provided.

Article 34 - Competition.
-------------------------

     During the first two (2) years of the term of this Lease, Lessee shall not directly or indirectly engage in any similar or competing business within a driving radius of three (3) miles from the outside boundary of the Shopping Center. Should Lessee thereafter engage in any such competing business within such driving radius, the gross sales from such other business shall be included with the gross sales from the Premises for the purposes of computing percentage rental pursuant to Article 7 above and all obligations of Lessee to report and maintain records with respect to gross sales from the Premises and all rights of Lessor under Article 7 shall apply equally to the gross sales and Lessee's records and reporting of gross from such other business.

Article 35 - Trade Fixtures.
----------------------------

     All trade fixtures and equipment installed by Lessee in the Premises shall be new and of good quality. So long as Lessee shall not be in default hereunder, all trade fixtures and equipment installed by Lessee in the Premises, shall remain the personal property of Lessee and may be removable by Lessee at any time prior to the termination of this Lease. The expiration of the term of this Lease or upon any earlier termination hereof, Lessee shall remove at its own expense all trade fixtures, equipment and personal property upon the Premises, provided that if Lessee is in default, Lessor may prohibit such removal by notice in writing to Lessee. If, at the end of the lease term or earlier termination as is herein provided, Lessee has left any merchandise, furniture, equipment, trade fixtures or other personal property on or about the Premises, Lessor may give Lessee written notice to remove such property. In the event such property is not removed within ten (10) days of the sending of said notice, Lessor nay dispose of


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/
said property in any manner whatsoever and Lessee hereby waives any claim or right to said property or any proceeds derived from the sale thereof. Any damage to the Premises resulting from the installation or removal of any of said trade fixtures or equipment shall be repaired by or at the cost of Lessee.

Article 36 - Nonrepresentations as to Building Site.
----------------------------------------------------

     The designation of any type of use or tenancy with respect to any building site on the attached plot plan of the Shopping Center is not intended as a covenant or representation that said building site shall be constructed or devoted to such a use or tenancy nor shall Lessor be responsible or liable to Lessee should any other lessee fail to open or to continue to be open for business during the term of this Lease.

Article 37 - Parking Surcharge.
-------------------------------

     In the event that a parking surcharge or regulatory fee, however designated, is imposed upon or levied or assessed against the Shopping Center or on, or account of, the parking spaces thereon by any governmental agency or authority pursuant to the "Clean Air Act" or any plan implemented pursuant to such Act, or any enactment amenatory or in substitution thereof, Lessee agrees that Lessor may, at Lessor's option and Lessor shall not be obligated so to do, institute a system of pay parking and, in such event, the proceeds of such system will be used to pay any such surcharge or fee and the cost of implementing and administering such system.

Article 38 - Relationship of Parties.
-------------------------------------

     The relationship of the parties hereto is that of Lessor and Lessee, and it is expressly understood and agreed that Lessor does not in any way or for any purpose become a partner of Lessee in the conduct of Lessee's business or otherwise, or a joint venturer with Lessee, and that the provisions of this Lease and the agreements relating to rent payable hereunder are included solely for the purpose of providing a method whereby rental payments are to be measured and ascertained.

Article 39 - Change in Lessor's Interest.
-----------------------------------------

     Lessee acknowledges that Lessor may not in the future own or control all of the Shopping Center and agrees that Lessor shall not be deemed to be in default hereunder and that Lessee may not pursue any remedies under this Lease or at law or in equity for any violation of this Lease occurring by virtue of any act or omission on or with respect to any portion of the Shopping Center, other than the Premises, not owned or controlled by Lessor; provided that Lessor agrees, promptly upon receipt of written notice from Lessee of the occurrence of any act or omission, to promptly perform all acts reasonably required in order to cure such default. In the event of any sale or exchange of the Premises by Lessor and the assignment by Lessor of this Lease, in the event Lessor's interest in the Premises is otherwise terminated and this Lease continues in effect, Lessor shall be and is hereby entirely freed and relieved of all obligations under any and all of its covenants and obligations contained in or derived from this Lease and arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment or other termination of such interest.

Article 40 - Merchant's Association.
------------------------------------

     Lessee agrees to become a member of, and participate fully in, and remain in good standing in any association (in the event such an association is formed), organized for lessees occupying the Shopping Center, and Lessee will abide by the regulations of such association; provided that lessees occupying not less than sixty percent (60%) of the floor area in the Slopping Center are members of the association. Default in payment of dues or assessments shall be treated in similar manner to default in rent with like rights of Lessor at its option to the collection thereof on behalf of the association.

Article 41 - Force Majeure.
---------------------------

     If either party, except as otherwise herein specifically provided, shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. In the event of any existence between this Article and Exhibit "B" of this Lease, the provisions of this Article 41 shall prevail. The provisions of this Article shall not operate to excuse Lessee from the prompt payment of basic rent, additional rent or any other payments required by the terms of this Lease.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Article 42 - Plats and Riders.
------------------------------

     Clauses, plats, riders and addendums if any, affixed to this lease are a part thereof.

Article 43 - Authorization.
---------------------------

     If a corporation executes this Lease as Lessee, Lessee shall promptly furnish Lessor certified corporate resolutions attesting to the authority of the officer to execute this Lease on behalf of such corporation or in the alternative, Lessee shall deliver this lease executed by two duly authorized officers of Lessee's Corporation. Any parties executing this Lease on behalf of Lessee hereby represent and warrant their full authorization and authority to execute this Lease on behalf of Lessee hereby represent and warrant their full authorization and authority to execute this Lease am behalf of Lessee and that this Lease shall be binding and enforceable against Lessee.

Article 44 - Joint Obligation.
------------------------------

     If there be more than one Lessee the obligations hereunder imposed shall be joint and several.

Article 45 - Marginal Headings.
-------------------------------

     The headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

Article 46 - Time.
------------------

     Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

Article 47 - Successors and Assigns.
------------------------------------

     The covenants and conditions herein contained, subject to the provision as to assignments, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

Article 48 - Recordation.
-------------------------

     Neither Lessor nor Lessee shall record this Lease, but a short form memorandum hereof any be recorded it the request of Lessor.

Article 49 - Quiet Possession.
------------------------------

     Upon Lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, free of interference by Lessor or those claiming by or under Lessor, subject, however, to all of the provisions of this Lease.

Article 50 - Late Charges.
--------------------------

     Lessee hereby acknowledges that late payment by Lessee to Lessor of minimum rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which any be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any, sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after written notice that said amount is past due, then, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount, plus any attorney's fees incurred by Lessor by reason of Lessee's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. Lessor's election not to include a demand for the payment of any such late charge in any notice to pay rent or quit shall not constitute a waiver by Lessor of its right to collect any such late charge.

Article 51 - Prior Agreements.
------------------------------

     This Lease contains all of the agreements between the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

Article 52 - Inability to Perform.
----------------------------------

     This Lease and the obligations of Lessee hereunder shall not be affected or impaired because Lessor is unab1e to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable contro1 of Lessor.

Article 53 - Partial Invalidity.
--------------------------------

     Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

Article 54 - Cumulative Remedies.
---------------------------------

     No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

Article 55 - Choice of Law.
---------------------------

     This Lease shall be governed by the laws of the State of California.

Article 56 - Legal Expenses.
----------------------------

     Lessee shall pay to Lessor all amounts for costs (including reasonable attorneys' fees) incurred by Lessor in connection with any breach or default by Lessee under this Lease or incurred in order to enforce or interpret the terms or provisions of this Lease. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either of the parties hereto for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees to be fixed by the court therein. Said costs and attorneys' fees shall be included as part of the judgement in any such action. For purposes of this provision, in any unlawful detainer or other action or proceeding instituted by Lessor based upon any default or alleged default by Lessee hereunder, Lessor shall be deemed the prevailing party if (a) judgement is entered in favor of Lessor or (b) prior to trial or judgment Lessee pays all or any portion of the rent and charges claimed by Lessor, eliminates the condition(s), ceases the act(s), condition(s) or omission(s) claimed by Lessor to constitute a default by Lessee hereunder. Further, should Lessor be made a party to any litigation between Lessee and any third party, then Lessee shall pay all costs and attorneys' fees incurred by or imposed upon Lessor in connection with such litigation. The obligation for legal fees and expenses, hereunder, shall extend to any claim or action filed by Lessor as a result of a bankruptcy or insolvency proceeding filed by or on behalf of Lessee.

Article 57 - Annexation.
------------------------

     Lessor reserves the right from time to time to annex additional real property in the Shopping Center by giving written notice of such annexation to Lessee, and, in such event, the term "Shopping Center" as used herein shall mean both the real property shown on the attached Exhibit "A" and any such additional property.

Article 58 - Subdivision.
-------------------------

     Lessee acknowledges that Lessor may attempt to obtain the recordation of a parcel or final map dividing the Shopping Center into lots or parcels and agrees to join in executing any certificates or other documents required in connection therewith; provided that this Article shall not be construed as obligating Lessee to incur any expense or to agree to incur any expense in connection therewith.

Article 59 - Subordination, Attornment.
---------------------------------------

     Upon request of the Lessor, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage, or deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof.

     In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall. attorn to the purchaser upon any such foreclosure of sale and recognize such purchaser as the Lessor

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/
under this Lease. In the event that this lease is a sublease, Lessee further agrees to attorn to any lessor of Lessor upon a termination of Lessor's leasehold estate.

     The provisions of this Article to the contrary notwithstanding, and so long as Lease is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof, notwithstanding the foreclosure of any deed trust or mortgage to which Lessee has subordinated this Lease.

Article 60 - Notices.
---------------------

     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All, notices and demands by the Lessor to the Lessee shall be sent by registered or certified mail, postage prepaid, addressed to the Lessee at the address set forth in Paragraph I of the Basic Lease Provisions, or to such other place as Lessee may from time to time designate in a notice to the Lessor. All notices and demands by the Lessee to the Lessor shall be sent by registered or certified mail, postage prepaid, addressed to the Lessor at the addressees set forth in Paragraph I of the Basic Lease Provisions, and to such other persons or places as the Lessor may from time to time designate in a notice to the Lessee.

Article 61- Restriction on Rental Increase.
-------------------------------------------

     In the event that at any time during the term of this Lease, any governmental law, rule or regulation prohibits or postpones, in whole or in part, any increase in the minimum rent or other sums payable by Lessee hereunder to be made pursuant to this Lease, then, and in either of such events, such increase shall be made to the maximum extent permissible by law at the time provided in this Lease, and/or at any or times thereafter such increase, or any portion thereof, any lawfully be made and any such increase in the minimum rent, or any portion thereof, or other sums payable hereunder, or portions thereof, the payment of which has been so prohibited or postponed, shall thereafter become due and payable to the maximum extent and at the earliest time or times permitted by law.

Article 62 - Broker.
--------------------

     The parties recognize as the broker(s) who negotiated this Lease the party or parties whose name or names are stated in paragraph K of the Basic Lease Provisions, and agree that Lessor shall be solely responsible for the payment of brokerage commissions to said broker(s) and that Lessee shall have no responsibility therefor unless written provision to the contrary has been made.

     Lessees represents and warrants that it has not dealt with or employed any broker or agent as its representative in the negotiation for or the obtaining of this Lease other then the broker, if any, listed in said paragraph K as its sole and exclusive agent (if any), and agrees to indemnify and hold harmless Lessor against all costs or liability for compensation claimed by any broker or agent (other than the broker, if any, listed in said paragraph K as it sole and exclusive agent (if any) and all attorneys' fees expended in connection therewith.

Article 63 - Limited Liability.
-------------------------------

     Notwithstanding anything in this Lease to the contrary, from and after the commencement date of the term of this Lease, Lessee agrees that it shall look solely to the estate and property of Lessor in the land and buildings comprising the Shopping Center and, subject to prior rights of any holder of any mortgage or deed of trust, for the collection, satisfaction or enforcement of any judgement (or other judicial or administrative process) requiring the payment of money or the performance or nonperformance of certain acts by Lessor in the event of any default or breach by Lessor with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Lessor, and not other assets of Lessor shall be subject to levy, execution or other procedures for the satisfaction of any remedy, judgement, or order of Lessee.

Article 64 - Entire Agreement.
------------------------------

     This Lease constitutes the entire agreement between Lessor and Lessee and all prior negotiation, representations and understandings are merged into and superseded by this Lease. No amendment or modification of this lease shall be binding unless in writing and signed by the parties hereto.




                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

     IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written.

THIS LEASE SHALL NOT BECOME EFFECTIVE UNTIL EXECUTED BY LESSOR AND DELIVERED TO LESSEE AND THE SUBMISSION OF THIS FORM OF LEASE TO LESSEE BY LESSOR, OR LESSOR'S AGENT, DOES NOT CONSTITUTE AN OFFER TO LEASE. NO EMPLOYEE OR AGENT OF LESSOR OR ANY PERSON WITH WHOM LESSEE MAY HAVE NEGOTIATED THIS LEASE HAS ANY AUTHORITY TO MODIFY THE TERMS HEREOF OR TO MAKE ANY AGREEMENTS, 1~EPRESENTATIONS, OR PROMISES UNLESS THE SAME ARE CONTAINED HEREIN OR ADDED HERETO IN WRITING.



LESSOR: Robert Crane, Receiver, under Case No. 713942, State of California, superior Court, County of Orange

         BY: /s/ Robert Crane                        DATE: 2-8-95
            ---------------------------                   -------------------
            Robert Crane, Receiver





         LESSEE: Leonard Liebrand, Dba; Futon World

         BY: /s/ Leonard Liebrand                    DATE: 2-7-95
            ---------------------------                   -------------------
            Leonard Liebrarid

                                  Exhibit "A"
                                  -----------
                               Premises Location
                                        &
                                Project Site Map


                      [picture of premises location here]


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                  Exhibit "B"

                             TUSTIN FREEWAY CENTER
                              MASTER SIGN PROGRAM


I.   INTRODUCTION:

     The purpose of the attached criteria is to establish sign standards necessary to balance maximum tenant identification within an overall harmony of design for the project.

     The criteria has been designed to give tenants flexibility in personalizing their own identity and to allow for creativity in sign design. However, since deviations from the criteria would be on injustice to all other tenants who comply, conformance to the criteria will be strictly enforced. In the interest of the center, any installed non-conforming or unapproved signs shall be brought into conformance at the expense of the tenant.

II.  SIGNAGE:

         A. General Requirements:

         1. All work to be performed by a professional sign company. Said sign company must be in possession of a current contractors license to perform such work. (C-45 License).

         2. Each tenant shall submit or cause to be submitted to the Landlord for approval before fabrication at least two copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics. These drawings should be submitted along with plot plan and elevation.

         3. All permits required by the City of Tustin for signs and their installation must be obtained by the tenant or the tenant's representative prior to installation.

         4. All signs must comply with the City of Tustin zoning, building, and electrical codes.

         5. All signs shall be reviewed and approved in writing by the Landlord for conformance with this criteria and overall design quality as well as tenant's lease agreement. Approval or disapproval of sign submittal based on aesthetics of a design shall remain the sole right of the Landlord.

         6. All building signs shall be constructed and installed at tenant's expense. Tenant is also responsible for the maintenance of building signs.

         7. Co-operative tenant advertising, signing or seasonal event signing shall be considered special event signs and require separate sign permits from the City of Tustin.

         8. In the event a tenant vacates his premises, the tenant shall provide a blank panel for any monument sign occupied by the tenant. Tenant shall also be responsible for the removal of any wall sign, with all holes being repaired and repainted to match the building exterior.

         9. Wording of signs shall not include the product sold except as part of the tenant name, insignia, or dba.

         10. Tenant's sign contractor shall repair any damage to any work caused by his actions. Incomplete repairs become the responsibility of the tenant.

         11. Upon notice of the City of Tustin or the Landlord, a tenant shall be required to repair or refurbish their own structure, sign face and/or sign illumination within seven (7) working days.

         l2. No animated, flashing, audible off-premise or vehicle signs are permitted.

         13. No exposed lamps or tubes will be permitted.

         14. Window signing will be allowed, per Landlord's approval.

         15. All conduits, raceways, transformers, junction boxes, openings in the building surface, etc. shall be concealed. If canopy architecture prohibits concealing hardware, it shall be enclosed in a manner consistent with quality fabrication practices, and painted-out to match the building color. The method of installation shall be approved by the City of Tustin and the Landlord.

         16. Tenant's contractor shall completely install and connect sign display including primary wiring, from Tenant's electrical sub-panel to J-box at sign location. J-box will be installed by the Landlord.

         17. All exterior letters exposed to the weather will not be directly flush mounted to wall surface, but will be pegged-off (1/2") typically, while maintaining a level, consistent right angle to the wall surface. They shall be neatly in a watertight condition and all bolts, fastenings, and clips shall be of hot- dipped galvanized iron, stainless steel, or other non-corrosive material.

         18. Internal illumination to be a minimum of 30 mill-amp neon gas system, labeled in accordance with the "National Board of Fire Underwriters Specifications".

         19. No labels or other identification will be permitted on the exposed surface of the sign except those required by local ordinance.

         20. The tenant shall be fully responsible for the operations of his sign contractor and shall indemnify, defend and hold harmless the Landlord and his agents from damages or liabilities resulting from his contractor's work.

                                   Exhibit "B"
                                   -----------


Sign Type C:

Double face sandblasted wood arcade sign. For all "in-line" tenants within the project where covered arcade exists. Signs to be installed perpendicular to respective shop entrance, on-center to the primary entry door(s). Sign to be suspended by means of a typical metal bracket (as shown of exhibits, page 1) and finished it, a typical manner as specified on exhibits. Size: 1'-O" x 2'-6".

Size and shape of sign, as well as sign colors, to be typical as specified on exhibits.

Graphics/letterstyle open to tenant, subject to Landlord approval.

Tenant shall have the option to be included on the monument sign if space is available.




II. TENANT SIGN TYPES

     B. Tenant Sign Types:


Sign Type A:

Internally illuminated lens sign at North & East facing elevations of Buildings A, B, & D. Installed on center with the respective shop entrance, centered horizontally and vertically on building fascia. Size: 2'-0" x 12'-0".


Simulated ceramic tile sign face, pointed with automotive enamels in a typical color as specified on exhibits. Dimensional, decorative border typical color as shown on exhibits, sheet 1.


Sign Type A-1:

One interior illuminated "custom" lens sign at Tower locations facing the parking lot; of buildings A, B, & D. (See sample elevation exhibit, sheet 1). Installed on center of the respective tower. Size: 3'-0" x 16'-0".

Simulated ceramic tile sign face, pointed with automotive enamels in a typical color as specified on exhibits.


Sign Type B:

One interior illuminated pan channel letters with translucent faces for direct illumination for freeway-facing elevations for buildings A & B. Signs will be installed on both the parapet towers (one sign per tower), and the tower fascia band (see elevation exhibit, sheet 1). At parapet locations, sign length is not to exceed 20 feet, with letters centered both horizontally end vertically as shown on exhibits. At fascia bond locations, sign will be centered horizontally on each stretch of architecturally unbroken fascia (see building contour on site plan exhibit, sheet 2), one sign per section. (Total of 3 signs, building A; 4 signs building B). Length of signs at fascia band are not to exceed 50% of the unbroken fascia length, or 35 feet, whichever is less.

In all cases, letter size Is not to exceed 30 inches. No stacked letters; one line of copy only. Sign Letters will typically have a 5 inch deep sheet metal return with pointed anodized bronze finish, Dupont 42863-D.




                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

                                 SHOPPING CENTER




Lessor hereby established the following rules and regulations for the safety, core and cleanliness of (i) the store areas (hereinafter referred to as the "demised premises") of any lessee or lessees of the Shopping Center (hereinafter referred to as the "Lessee"), (ii) the common area; and (iii) the Shopping Center in general, or for the preservation of good order:

     A. FOR THE STORE AREAS:

         1. All floor areas of the demised premises (including vestibules, entrances, and air returns), doors, fixtures, windows, and plate glass shall be maintained in a clean, safe and good condition.

         2. All trash, refuse, and waste materials shall be stored in adequate containers and regularly removed from the demised premises. These containers shall not be visible to the general public and shall not constitute a health or fire hazard, or a nuisance to any other Lessee. In the event that any lessee shall fail to remedy such a health or fire hazard, or nuisance, within five (5) days after written notice by Lessor, Lessor may remedy and/or correct such health or fire hazard or nuisance at the expense of the Lessee involved.

         3. No portion of the demised premises shall be used for lodging purposes.

         4. Neither sidewalks nor walkways shall, be used to display, store, or place any merchandise, equipment or devices, except in connection with sidewalk sales held with Lessor's prior written approval. The roof of the demised shall not be used for the storage of merchandise or equipment.

         5. No public telephone, newsstand, shoeshine stand, refreshment, vending or other coin operated machine shall be installed or placed on the sidewalk or walkway area adjacent to the demised premises or on the common areas without Lessor's prior written approval in each instance.

         6. No person or persons shall use the demised premises, or any port thereof, for conducting therein a second-hand store, auction, distress or fire sale or bankruptcy sale, or "going-out-of-business" sale or "lost our lease" sale, without Lessor's prior written consent.

         7. No portion of the demised premises shall be used for the storage of any merchandise, materials or other properties, other than those reasonably necessary for the operation of a Lessee's business. Lessor may, from time to time, inspect the demised premises to insure compliance with the foregoing provisions.

         8. Except for professionally prepared signs, lessee shall not black out or otherwise obstruct the windows of the demised premises, without Lessor's prior written consent.

         9. If a tenant provides its customers with the use of shopping carts and/or baskets, such Lessee shall be responsible for causing said carts and/or baskets to be stored only in areas designated by Lessor. If such Lessee fails to routinely collect and store said carts as necessary (at least twice on a daily basis), Lessor may assume the responsibility of same and may bill the Lessee involved on an estimated monthly basis for such service.

     B. FOR THE COMMON AREAS:

         1. All Lessees and their authorized representatives and invitees shall use any roadway, walkway, or mail (including the enclosed mail if any) only for ingress and egress from the stores in the Shopping Center. Use of the common areas shall be in an orderly manner in accordance with directional or other signs or guides. Roadways small not be used at a speed in excess of ten (10) miles per hour and shall not be used for parking or stopping except for the immediate loading or unloading of passengers. Walkways and malls (including the enclosed mall, if any) shall be used only for pedestrian travel.

         2. All Lessees and their authorized representatives and invitees shall not use the parking areas for anything but parking motor vehicles. All motor vehicles shall be parked in an orderly manner within the painted lines defining the individual parking places. During peak periods of business activity, Lessor can impose any and all controls Lessor deems necessary to operate the parking lot including but not limited to the length of time for parking use.

         3. No person shall use any utility area or truck loading area reserved for use in conducting business, except for the specific purpose for which portion salon to use these areas has been given.

         4. No employee shall use any area for motor vehicle parking except the area specifically designated for employee parking for the particular period of time the use of to be made. No Lessee shall designate an area for employee parking except the area designated in writing by Lessor.

         5. Without the prior written consent of Lessor, no person shall use any of the common areas for:

              a. Vending, peddling or soliciting orders for sale or distributing of any merchandise, devices, services periodical, book, pamphlet, or other matter;

                                   Exhibit "C"
                                   -----------

              b. Exhibiting any non-professional sign, placard, banner, notice or other written material;

              c. Distributing any circular, booklet, handbill, placard, or other material;

              d. Soliciting membership in any organization, group, or association, or soliciting contributions for any purpose;

              e. Parading, patrolling, picketing, demonstrating, or engaging in conduct that might interfere with the use of the common areas or be detrimental to any of the business establishments in the Shopping Center;


              f. Using the common areas for any purpose when none of the business establishments in the shopping Center is open for business;

              g. Discarding any paper, glass, or extraneous litter of any kind except in designated receptacles

              h. Except for normal and customary sound devices for Lessee's drive-thru facilities, using a sound-making device that is grossly annoying or unpleasant to the general public; or

              i. Damaging any sign, light standard, or fixture, landscaping material or other improvement or property within the Shopping Center.

The above listing of specific prohibitions is not intended to be exclusive, but is intended to indicate the manner in which the right to use the common areas solely as a means of access and convenience in shopping at the business establishments in the Shopping Center is limited and controlled by Lessor.


Lessee acknowledges receipt of those roles and regulations as of this 7th day of February, 1995


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                    EXHIBIT D

There are no improvements to be made and Lessee accepts the premises in "As Is" condition, with the exception of the following:

     a) Lessor shall repair any existing roof leaks and replace damaged ceiling tiles for the Premises.

Lessor acknowledges Lessee's desire to construct an interior storage room in the Premises as well as a paved exterior access sidewalk running from the rear (freeway side) of the Premises in a westerly direction along the rear (freeway side) of the Project, to west side of the Project at B Street/Nisson Road.

All costs associated with the design, permits and construction of this, or any additional, improvements shall be at the sole cost and expense of the Lessee. Lessee shall obtain Lessor's prior written approval on all plans and permits of any work to be performed on or about the Premises.

Lessee, at its sole cost and expense for installation, maintenance and removal, shall be allowed to replace its' existing parking lot tenant sign with a sign similar to that sign(s) facing the freeway. Any sign replacement shall be subject to obtaining the written approval from the city of Tustin and the lessor prior to installation.

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   RIDER NO. 1
                                   -----------


Increases in Basic Rental
-------------------------

     Notwithstanding anything in the Lease to the contrary, the monthly rental as set forth in paragraph E of the Basic Lease Provisions shall be increased in the following manner:

         (a) To Three Thousand Six Hundred Seventy Five and No/100 Dollars ($3,675.00) commencing with the thirteenth (13th) month of the Lease term.

         (b) To Three Thousand Eight Hundred Ninety Five and 50/100 Dollars ($3,895.50) commencing with the twenty fifth (25th) month of the Lease term.

         (c) To Four Thousand One Hundred Sixty Eight and 19/100 Dollars ($4,168.19) commencing with the thirty seventh (37th) month of the Lease term.

         (d) To Four Thousand Five Hundred Eighty Five and No/100 Dollars ($4,585.00) commencing with the forty ninth (49th) month of the Lease term and continuing thereafter until termination of the Basic Lease Term.

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   RIDER NO. 2
                                   -----------

Americans with Disabilities Act Disclosure
------------------------------------------

     The United States Congress has recently enacted the Americans With Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes.

     Mandated changes may be required now, or in the future. Lessees should consult attorneys and qualified design professionals of their choice for information regarding these matters.

     "Without limiting the generality of the foregoing, Lessee acknowledges he shall comply with all governmental rules, regulations, or requirements regarding environmental laws within the rentable space they currently occupy and Americans with Disabilities Act."

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   RIDER NO. 3
                                   -----------

Hazardous Waste
---------------

     Lessee, at is sole cost and expense, shall comply with all laws, rules, regulations, orders and the like relating to the storage, use and/or disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as amended from time to time (collectively "Toxic Materials"). Lessee shall not cause or permit any Toxic Materials to be brought upon, kept, stored, used or disposed of in or about the Premises or the parking facilities or common areas serving the Premises by Lessee, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent Lessor may withhold in its sole discretion. Lessee's breach of the covenants contained herein shall constitute a material default under this Lease. Lessee shall be solely responsible for and shall defend, indemnify and hold Lessor, Lessor's agents and the Premises harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the removal of Toxic Materials from the Premises arid/or any adjacent property or the clean-up of the Premises and/or any adjacent property, including without limitation, to any and all restoration work and materials necessary to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Toxic Materials on the Premises. Lessee's obligations hereunder shall survive the termination of this Lease.

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   RIDER NO. 4
                                   -----------

Exclusive Use:
--------------

Lessor agrees that it shall not lease any other premises on the Property, or portion of the Property, shown on Exhibit "A", to another business whose primary function would directly conflict with Lessee's permitted use of the Premises as outlined in Paragraph "B" of the "Basic Lease Provisions".

The Exclusive Use shall not apply to a Furniture retailer who also sell bedroom furnishings, but shall exclude such a user from selling Futon bedding and frames.


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   RIDER NO. 5
                                   -----------

Option to Lease.
----------------

     This option to extend is personal to Lessee and not to any assignee or sublessee. Lessee shall have the option to lease the Premises for the thirty six
(36) month period immediately following the expiration of the term of this Lease upon the same terms, provisions, and conditions except rent. This option shall be binding on and effective between the parties hereto, provided that:

     (i) Lessee shall give Lessor one hundred eighty (180) days and not less then ninety (90) days written notice prior to the expiration of the term of this Lease of Lessee's election to exercise the option;

     (ii) No "Event of Default" (as defined in Article 24 of this Lease) exists or occurs after the delivery of the Notice given pursuant to (1) above; and

     (iii) Rent Determination During Option Period. All provisions of the Lease, this Rider and all other exhibits to this Lease shall continue in full force and effect during the Option Period; provided, however that the Basic Monthly Rent for the initial year of the Option Period shall be the "Prevailing Market Rent" (as such term is defined below). Lessor and Lessee shall have thirty (30) days following the exercise of the Option in which to agree as to the Prevailing Market Rent for the Premises as of the first month of the Option Period. In the event Lessor and Lessee are unable to agree on the Prevailing Market Rent within such thirty (30) day period, the Prevailing Market Rent shall be determined as follows:

         A. Within fifteen (l5) days following the expiration of such thirty
     (30) day period for Lessor and Lessee to agree on the Prevailing Market Rent for the Premises, Lessor and Lessee shall each give written notice to the other designating by name, address and telephone number an MAI appraiser familiar with office building rentals in the "Comparison Area" described below. Within fifteen (15) days following the selection of the second appraiser to be designated, the first two (2) appraisers shall select a third MAI appraiser. The employment of each appraiser shall be conditioned on such appraiser's agreement


                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

         (Rider No. 5 continued)


to comply with the provisions of this Rider. Within thirty (30) days after the selection of the third appraiser, the three (3) appraisers so selected shall determine the Prevailing Market Rent for the Premises and each shall notify Lessor and Lessee in writing within such thirty (30) day period of the Prevailing Market Rent for the Premises determined by such appraisal. The Prevailing Market Rent for the Premises shall be determined by such appraisal. The Prevailing Market Rent for the Premises shall be determined by applying the following criteria:

         (i) The Prevailing Market. Rent shall be based on the gross monthly rent projected to be paid by tenants as of the first day of the Option Period, based on the leases executed not earlier than six (6) months prior to the date the appraisers shall meet, for buildings comparable to the Building in size, quality, age and amenities, for premises which are comparable to the Premises in size (plus or minus 20%), height, location, and cosmetic condition, and with comparable tenant improvements as are in the Premises (regardless of whether paid for by Lessor or Lessee), (collectively referred to herein as "PMR Criteria"), for buildings which are within the geographic area of the Building (the "Comparison Area")

         (ii) Following the first year of the Option Period, the Basic Monthly Rent then in effect shall be subject to Rent escalation, if any, based on formulae being employed at the time of such appraisal in comparable buildings within the comparison Area, such as but not limited to cost of living increases.

         B. The two MAI appraisals for the Prevailing Market Rent which arithmetically are the closest shall be added together and divided by two (2). The third appraisal shall be disregarded. The quotient so derived shall be the initial Basic Monthly Rent for the Option Period. Notwithstanding any provision of this Rider, however, the Basic Monthly Rent during the first month of the Option Period shall in no event be less than the Basic Monthly Rent during the last month of the original Lease Term.





                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/
                                      -2-

         (Rider No. 5 continued)


         C. In addition to Basic Monthly Rent, Lessee shall be obligated to pay Lessee's Proportionate Share of the Costs of Operation and Maintenance of the Building during the Option Period. The Base Costs shall be reestablished for the Option Period as Lessor's actual Costs of Operation and Maintenance of the Building per square foot during the calendar year that the Option Period commences.

         D. Lessor and Lessee shall each pay the cost and fees of the appraiser selected by it. Lessor and Lessee shall share equally the cost and fees of the third appraiser. In the event that either Lessor or Lessee does not identify an appraiser within the first fifteen day (15) period set forth in A above, the appraiser appropriately and timely identified shall alone render the appraisal based on the PMR Criteria.




                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

                                   RIDER NO. 6
                                   -----------



Previous Lease Termination.
---------------------------

That certain Lease dated June 15, 1992 by and between DEV IX/TUSTIN FREEWAY CENTER ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, as Landlord and Len Liebrand, as Tenant shall terminate upon the commencement date of this Lease.

Lessor agrees to allow Lessee to continue to use 14061 Newport Avenue, Suite C, Tustin, CA for an additional sixty (60) days, from the execution date of this Lease by Lessor, at n~ charge for the exclusive use of storage facilities only. Lessor reserves the right to gain access for the express purpose of marketing Suite C to any prospective users. Lessee shall agree to keep a key available to Lessor in the Premises at all times during Lessee's normal business hours for Lessor's use to show Suite C.

In the event the Lessor enters into a lease with a prospective user for Suite C, within the aforementioned sixty (60) day period, Lessee shall be allowed to relocate its storage requirements to a vacant suite as designated by Lessor for the balance of time remaining on the original sixty (60) day period.




                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

GUARANTEE OF LEASE
------------------

         WHEREAS, a certain Lease dated January 25, 1995 herewith has been, or will be executed by and between Robert Crane, Receiver, under Case No. 713942, State of California, superior Court, County of Orange, therein and herein referred to as "Lessor", and Leonard Liebrand, Dba; Futon World therein referred to as "Lessee" covering certain premises in the City of Tustin, County of Orange, State of California; known as Tustin Freeway Center, located at 14061 Newport Avenue, Suite A, consisting of Total Floor Area of approximately 4,269 square feet.

         WHEREAS, the Lessor under said Lease required as a condition to its execution of said Lease that the undersigned guarantee the cull performance of the obligations of Lessee under said Lease; and

         NOW, THEREFORE, in consideration of the execution of said Lease by Lessor, the undersigned hereby unconditionally guarantees the full performance of each and all of the terms, covenants and conditions of said Lease to be kept and performed by said Lessee, including the payment of all rentals and other charges to accrue thereunder. The undersigned further agrees as follows:

         1. That this covenant and agreement on its part shall continue in favor of the Lessor, notwithstanding any extension, modification or alteration of said Lease entered into by and between the parties thereto or their successors or assigns, or notwithstanding any assignment of said Lease, with or without the consent of the Lessor, and no extension, modification, alteration or assignment of the above referred to Lease shall in any manner release or discharge the undersigned, and it does hereby consent thereto.

          2. This Guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of the Lessee or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Lessee.

         3. Lessor may, without notice, assign this Guarantee of Lease in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder.

                                 Page of 1 of 2

                                                              LESSOR INITIAL /S/
                                                              LESSEE INITIAL /S/

         4. The liability of the undersigned under this Guarantee of Lease shall be primary and that in any right of action which shall accrue to Lessor under the Lease, the Lessor may, at its option, proceed against the undersigned without having commenced any action or having obtained any judgment against the Lessee.

         5. To pay Lessor's reasonable attorney's fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or enforcing this Guarantee of Lease against the undersigned, individually and jointly.

         6. That it does hereby waive notice of any demand by the Lessor as well as any notice of default in the payment of rent or any other amounts contained or reserved in the Lease.

         The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed as of the date first written above.

GUARANTOR:



BY: /s/ Leonard Liebrand                        DATE:  3-7-95
   -------------------------------                   --------------------
     Leonard Liebrand

         Residence:
         114 Roosevelt Street
         Irvine, CA 92720
         (714) 786-4506



                                   Page 2 of 2